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Exhibit 10.31

                          CERTIFICATE OF MERGER OF
                SENTRY ONE, INC., INTO VERTEX INDUSTRIES, INC.

	A.	A plan of merger has been approved pursuant to which Sentry
One, Inc., shall be merged into Vertex Industries, Inc. The name of the surviving Corporation shall be Vertex Industries, Inc.

	B.	A copy of the Plan and Agreement of Merger between Vertex
Industries, Inc. and Sentry One, Inc., is attached hereto as Exhibit
"A".

	C.	The unanimous approval of the shareholders of Sentry One,
Inc., was obtained on April 20, 1996.

	D.	Eighty-five shares of Sentry One, Inc., constitute all of the issued and outstanding shares of said Corporation. All shares were entitled to vote on the merger and unanimously consented.

	E.	Eighty-five shares voted for the Plan and Agreement of
Merger, constituting unanimous consent.

	F.	The merger is governed by N.J.S.A. Subsection 14A:10-3(4).
The Plan and Agreement of Merger was approved by the Board of Directors of Vertex Industries, Inc. and no vote of the shareholders of Vertex Industries, Inc. was required because of the applicability of Subsection 14A:10-3(4).

	G.	The merger is to become effective upon the filing of the
Certificate with the Secretary of State of New Jersey.



Attested to:				      VERTEX INDUSTRIES, INC.


By: s/Jeffery D. Marks         		By:  s/Ronald C. Byer

  JEFFREY D. MARKS, ESQ.		      RONALD C. BYER, PRESIDENT
   Attorney at Law of the
   State of New Jersey


Attested to:				SENTRY ONE, INC.

By:  s/Jeffrey D. Marks           		By:  s/James Q. Maloy

   JEFFREY D. MARKS, ESQ.		   JAMES Q. MALOY, PRESIDENT
   Attorney at Law of the
   State of New Jersey